EXHIBIT 99.3

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IMPORTANT NOTICE

J.P. Morgan Securities Inc. ("JPMorgan") and the Issuer make no warranties or representations of any kind with respect to the attached collateral information. In no event shall JPMorgan or the Issuer be liable for any use or reliance of such collateral information or for any inaccuracies or errors in such collateral information. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final offering memorandum relating to the securities.
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CFAB0402 - Stack Price/Yield

Settle            6/29/2004
First Payment     7/25/2004


                                                  1                       2                       3                      4
IIM-2
WAL                                            15.0                    15.8                    16.5                   14.2
Total Collat Group Loss       37,413,748.08 (12.47%)  39,218,210.05 (13.07%)  41,222,276.67 (13.74%)  25,538,461.72 (8.51%)
(Collat Maturity)
Shock(bps)                                                                                                           200bp
LIBOR_1MO                               1.253 . . .             1.253 . . .             1.253 . . .            1.253 . . .
LIBOR_6MO                               1.885 . . .             1.885 . . .             1.885 . . .            1.885 . . .
Prepay (1)                                   10 HEP                  10 HEP                  10 HEP                 10 HEP
Prepay (2)                            50 *CFARMRAMP           50 *CFARMRAMP           50 *CFARMRAMP          50 *CFARMRAMP
Default                                     8.2 CDR                 6.5 CDR                 5.5 CDR                  5 CDR
Loss Severity                                   40%                     50%                     60%                    40%
Servicer Advances                              100%                    100%                    100%                   100%
Liquidation Lag                                  12                      12                      12                     12
Trigger                                        Fail                    Fail                    Fail                   Fail
Optional Redemption                       Call (Y,Y)              Call (Y,Y)              Call (Y,Y)             Call (Y,Y)


                                                  5                       6                       7                      8
IIM-2
WAL                                            14.8                    14.9                     8.5                    8.7
Total Collat Group Loss        26,492,471.83 (8.83%)   27,640,317.05 (9.21%)   21,284,985.09 (7.09%)  21,763,841.55 (7.25%)
(Collat Maturity)
Shock(bps)                                    200bp                   200bp
LIBOR_1MO                               1.253 . . .             1.253 . . .             1.253 . . .            1.253 . . .
LIBOR_6MO                               1.885 . . .             1.885 . . .             1.885 . . .            1.885 . . .
Prepay (1)                                   10 HEP                  10 HEP                  20 HEP                 20 HEP
Prepay (2)                            50 *CFARMRAMP           50 *CFARMRAMP          100 *CFARMRAMP         100 *CFARMRAMP
Default                                       4 CDR                 3.4 CDR                 7.9 CDR                6.3 CDR
Loss Severity                                   50%                     60%                     40%                    50%
Servicer Advances                              100%                    100%                    100%                   100%
Liquidation Lag                                  12                      12                      12                     12
Trigger                                        Fail                    Fail                    Fail                   Fail
Optional Redemption                       Call (Y,Y)              Call (N,N)              Call (N,N)             Call (N,N)


                                                 9                      10                      11                     12
IIM-2
WAL                                             8.9                     9.0                     9.2                    9.2
Total Collat Group Loss        21,945,479.51 (7.32%)   13,607,720.45 (4.54%)   14,029,798.81 (4.68%)  14,391,163.68 (4.80%)
(Collat Maturity)
Shock(bps)                                                            200bp                   200bp                  200bp
LIBOR_1MO                               1.253 . . .             1.253 . . .             1.253 . . .            1.253 . . .
LIBOR_6MO                               1.885 . . .             1.885 . . .             1.885 . . .            1.885 . . .
Prepay (1)                                   20 HEP                  20 HEP                  20 HEP                 20 HEP
Prepay (2)                           100 *CFARMRAMP          100 *CFARMRAMP          100 *CFARMRAMP         100 *CFARMRAMP
Default                                     5.2 CDR                 4.8 CDR                 3.9 CDR                3.3 CDR
Loss Severity                                   60%                     40%                     50%                    60%
Servicer Advances                              100%                    100%                    100%                   100%
Liquidation Lag                                  12                      12                      12                     12
Trigger                                        Fail                    Fail                    Fail                   Fail
Optional Redemption                       Call (N,N)              Call (N,N)              Call (N,N)             Call (N,N)